Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO THE SEPARATION AGREEMENT

This AMENDMENT NO. 1 TO THE SEPARATION AGREEMENT, dated November 19, 2006 (this “Amendment”), by and between The Walt Disney Company, a Delaware corporation (“TWDC”), and ABC Radio Holdings, Inc., formerly known as ABC Chicago FM Radio, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of TWDC (“Spinco” and, together with TWDC, the “Parties” and each, a “Party”), is entered into to amend the Separation Agreement, dated as of February 6, 2006, by and between TWDC and Spinco (the “Agreement”) in the following particulars only:

W I T N E S S E T H

Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, TWDC and Spinco desire to amend the Agreement as set forth herein:

NOW, THEREFORE, in consideration of the premises and of the respective agreements and covenants herein contained, the parties hereby agree as follows:

1 Amendment of Section 1.01. Section 1.01 of the Agreement is hereby amended as follows:

1.1 The definition of the term “Closing Date” is hereby added as follows:

““Closing Date” shall have the meaning set forth in the Merger Agreement.”

1.2 The definition of the term “RMT Debt Adjustment” is hereby deleted.

1.3 The definition of the term “Tax Sharing Agreement” is hereby amended and restated as follows:

““Tax Sharing Agreement” shall mean the Tax Sharing Agreement by and among Company, TWDC and Spinco, in substantially the form of Exhibit A hereto, as amended from time to time.”

2 Amendment of Section 2.07. Section 2.07 of the Agreement is hereby amended and restated as follows:

“Section 2.07 Financing. Prior to and in connection with the Distribution, but in no event earlier than the Spinco Funding Date, Spinco shall incur debt financing (the “Spinco Debt”), which debt financing shall, as of the Distribution Date, be in an amount not to exceed (a) $1,100,000,000 plus (b) any Value Deficit (such result, the “Maximum Spinco Debt”), on the terms set forth in the executed commitment letter and related term sheets (the “Spinco Debt Commitment Letter”) which are attached as Exhibit B hereto. Prior to the Distribution and as part of the Restructuring, and subject to Section 2.3 of the Merger Agreement, TWDC and its Affiliates (other than Spinco or a Spinco Entity) shall retain an amount in cash equal to the Spinco Debt. TWDC shall provide at least 11 trading days’ prior notice to Company of the date on which the amount of the Maximum Spinco Debt and the actual amount of the Spinco Debt that will be incurred shall be determined, which date shall be no earlier than 15 calendar days prior to the Closing Date or later than the third trading day prior to the record date for Company stockholders for the Special Dividend (as defined in the Merger Agreement) (the “Spinco Funding Date”).

3 Interpretation. The Agreement shall not be amended or otherwise modified hereby except as set forth in Sections 1 and 2 of this Amendment. Except as expressly amended by Sections 1 and 2 of this Amendment, the Agreement shall remain in full force and effect. In the event of any inconsistency or contradiction between the terms of this Amendment and the Agreement, the provisions of this Amendment shall prevail and control.

4 Reference to the Agreement. On and after the date hereof, each reference in the Agreement to “this Agreement,” “hereof,” “herein,” “herewith,” “hereunder,” and words of similar import shall, unless otherwise stated, be construed to refer to the Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement and a reference to the Agreement in any such instrument or document shall be deemed to be a reference to the Agreement as amended hereby.

5 Counterparts. This Amendment may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each Party and delivered to the other Parties, it being understood that all the Parties need not sign the same counterpart.

6 Governing Law. This Amendment will be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to any applicable conflicts of law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, TWDC and Spinco have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

THE WALT DISNEY COMPANY

By:	/s/ Thomas O. Staggs
	Name:	Thomas O. Staggs
	Title:	Senior Executive Vice President and Chief Financial Officer

ABC RADIO HOLDINGS, INC.

By:	/s/ David K. Thompson
	Name:	David K. Thompson
	Title:	Vice President